Exhibit 10.1
[***] indicates certain identified information has been excluded because it is both (a) not material and (b) would be competitively harmful if publicly disclosed.
CHANGE ORDER

AMENDMENT TO ADD PROVISIONAL SUMS FOR THE PERFORMANCE AND ATTENDANCE BONUS (PAB) AND SATURDAY WORK SHIFT PROGRAM

PROJECT NAME: Corpus Christi Liquefaction Stage 3 Project OWNER: Corpus Christi Liquefaction, LLC CONTRACTOR: Bechtel Energy Inc.	CHANGE ORDER NUMBER: CO-00073 DATE OF AGREEMENT: 01-Mar-2022 DATE OF CHANGE ORDER: 06-Nov-2023

The Agreement between the Parties listed above is changed as follows:

1.    The Parties agree to implement a “Performance and Attendance Bonus” and “Saturday Work Shift Program”, compensable on provisional sum basis. Therefore Attachment GG (“Provisional Sums”) of the Agreement is updated to include Sections 9 and 10, each as stated in Attachment 1 of this Change Order;

2.    Parties agree that the provisional sum for the “Performance and Attendance Bonus” and “Saturday Work Shift Program” shall not exceed [***] in the aggregate. In the event the aggregate cost of the program is less than [***] there shall be one (1) cost reconciliation to reduce these provisional sums by Change Order at the end of this program.

3.    Schedule C-1 Aggregate Labor and Skills Price Monthly Payment Schedule of the Agreement will be updated to add the milestone(s) listed in Exhibit 1 of this Change Order.

Adjustment to Contract Price
1. The original Contract Price was ……………………..….....................................................................	$5,484,000,000
2. Net change by previously authorized Change Orders (# CO-00001 – CO-00072)...............................	$251,673,384
3. The Contract Price prior to this Change Order was ........................…..................................................	$5,735,673,384
4. The Aggregate Equipment Price will be (unchanged) by this Change Order in the amount of ...........	$0
5. The Aggregate Labor and Skills Price will be (unchanged) by this Change Order in the amount of....	$0
6. The Aggregate Provisional Sum Equipment Price will be (unchanged) by this Change Order in the amount of ………………………………………………………………………………....................	$0
7. The Aggregate Provisional Sum Labor and Skills Price will be increased) by this Change Order in the amount of ..………………………………………………………………………….....................	[***]
8. The new Contract Price including this Change Order will be …………………………………….....	$5,744,673,384

The following dates are modified (list all dates modified; insert N/A if no dates modified): N/A

Impact to other Changed Criteria (insert N/A if no changes or impact; attach additional documentation if necessary)

Adjustment to Payment Schedule: N/A

Adjustment to Minimum Acceptance Criteria: N/A
Adjustment to Performance Guarantees: N/A
Adjustment to Basis of Design: N/A
Adjustment to Attachment CC (Equipment List): To be updated on a quarterly basis

Other adjustments to liability or obligation of Contractor or Owner under the Agreement: N/A

Select either A or B:
[A] This Change Order shall constitute a full and final settlement and accord and satisfaction of all effects of the change reflected in this Change Order upon the Changed Criteria and shall be deemed to compensate Contractor fully for such change. Initials: /s/ SS Contractor /s/ DC Owner

[B] ~~This Change Order shall not constitute a full and final settlement and accord and satisfaction of all effects of the change reflected in this Change Order upon the Changed Criteria and shall not be deemed to compensate Contractor fully for such change. Initials: _______ Contractor _________ Owner~~

Upon execution of this Change Order by Owner and Contractor, the above-referenced change shall become a valid and binding part of the original Agreement without exception or qualification, unless noted in this Change Order. Except as modified by this and any previously issued Change Orders, all other terms and conditions of the Agreement shall remain in full force and effect. This Change Order is executed by each of the Parties’ duly authorized representatives.

CORPUS CHRISTI LIQUEFACTION, LLC

By: /s/ David Craft

Name: David Craft

Title: SVP E&C

BECHTEL ENERGY INC.

By: /s/ Steve Smith

Name: Steve Smith

Title: Sr. Project Manager and Senior Vice President

CHANGE ORDER

Q3 2023 COMMODITY PRICE RISE AND FALL ADJUSTMENT (FINAL ATTACHMENT MM ADJUSTMENT)

PROJECT NAME: Corpus Christi Liquefaction Stage 3 Project OWNER: Corpus Christi Liquefaction, LLC CONTRACTOR: Bechtel Energy Inc.	CHANGE ORDER NUMBER: CO-00074 DATE OF CHANGE ORDER: 06-Nov-2023 DATE OF AGREEMENT: 01-Mar-2022
The Agreement between the Parties listed above is changed as follows: (attach additional documentation if necessary)

1.In accordance with Section 1.2 of Attachment MM of the Agreement (“Commodity Price Rise and Fall”), this Change Order addresses Q3 2023 period commodity price rise and fall for:

1.1    304 Stainless Steel Pipe and Fittings (Item 1 of Appendix 1 of Attachment MM), $0.00 (not applicable in Q3 2023);

1.2    Carbon Steel Pipe, Fittings, Flanges (Item 2 of Appendix 1 of Attachment MM), $0.00 (not applicable in Q3 2023);

1.3    USA Fabricated Structural Steel (Item 3 of Appendix 1 of Attachment MM), $0.00 (not applicable in Q3 2023);

1.4    UAE Fabricated Structural Steel (Item 4 of Appendix 1 of Attachment MM), $[***] paid to Owner; and

1.5    Wire and Cable (Copper) (Item 5 of Appendix 1 of Attachment MM), $0.00 (not applicable in Q3 2023).

2.    Parties further agree that this Change Order represents the final Commodity Price Rise And Fall Adjustment under Attachment MM of the Agreement.

3.    Schedule and C-3 Aggregate Equipment Price Payment Milestones of Attachment C of the Agreement will be amended by including the milestone listed in Exhibit 1 of this Change Order.

4.    The Q3 2023 current Index Value and calculation methodology is provided in Exhibit A of this Change Order.

Adjustment to Contract Price
1. The original Contract Price was ………………………………………………………………......	$5,484,000,000
2. Net change by previously authorized Change Orders (# CO-00001 – CO-00073)……….……......	$260,673,384
3. The Contract Price prior to this Change Order was ………………………………………..............	$5,744,673,384
4. The Aggregate Equipment Price will be (reduced) by this Change Order in the amount of.............	[***]
5. The Aggregate Labor and Skills Price will be (unchanged) by this Change Order in the amount of	$0
6. The Aggregate Provisional Sum Equipment Price will be (unchanged) by this Change Order in the amount of ……………………………………………………………………………………....	$0
7. The Aggregate Provisional Sum Labor and Skills Price will be (unchanged) by this Change Order in the amount of ..…………………………………………………………………………..............	$0
8. The new Contract Price including this Change Order will be ……………………….......................	$5,743,677,961

The following dates are modified (list all dates modified; insert N/A if no dates modified): N/A

Impact to other Changed Criteria (insert N/A if no changes or impact; attach additional documentation if necessary)

Adjustment to Payment Schedule: N/A

Adjustment to Minimum Acceptance Criteria: N/A
Adjustment to Performance Guarantees: N/A
Adjustment to Basis of Design: N/A
Adjustment to Attachment CC (Equipment List): To be updated on a quarterly basis

Other adjustments to liability or obligation of Contractor or Owner under the Agreement: N/A

Select either A or B:
[A] This Change Order shall constitute a full and final settlement and accord and satisfaction of all effects of the change reflected in this Change Order upon the Changed Criteria and shall be deemed to compensate Contractor fully for such change. Initials: /s/ SS Contractor /s/ DC Owner

[B] ~~This Change Order shall not constitute a full and final settlement and accord and satisfaction of all effects of the change reflected in this Change Order upon the Changed Criteria and shall not be deemed to compensate Contractor fully for such change. Initials: _______ Contractor _________ Owner~~

Upon execution of this Change Order by Owner and Contractor, the above-referenced change shall become a valid and binding part of the original Agreement without exception or qualification, unless noted in this Change Order. Except as modified by this and any previously issued Change Orders, all other terms and conditions of the Agreement shall remain in full force and effect. This Change Order is executed by each of the Parties’ duly authorized representatives.

CORPUS CHRISTI LIQUEFACTION, LLC

By: /s/ David Craft

Name: David Craft

Title: SVP E&C

BECHTEL ENERGY INC.

By: /s/ Steve Smith

Name: Steve Smith

Title: Senior Project Manager and Senior Vice President

CHANGE ORDER

SURCHARGE FILL MATERIAL TRANSPORTATION

PROJECT NAME: Corpus Christi Liquefaction Stage 3 Project OWNER: Corpus Christi Liquefaction, LLC CONTRACTOR: Bechtel Energy Inc.	CHANGE ORDER NUMBER: CO-00075 DATE OF AGREEMENT: 01-Mar-2022 DATE OF CHANGE ORDER: 11-Oct-2023

The Agreement between the Parties listed above is changed as follows:

1.Owner and Contractor agree that the Contract Price is reduced by [***] per the following scoping adjustments between the Parties:

2.     Owner’s Transportation (Re-Handling) of General Fill from Zone 2 and Zone 2B to Cheniere Land Holdings

2.1 With respect to Zone 2, Parties agree:

2.1.1    Owner transported approximately 641 KTN of loaned general fill to Zone 2 on a zero-cost basis. Subsequently, Owner has transported (re-handled) approximately 459 KTN of fill material from Zone 2 to Cheniere Land Holdings LLC property (“CLH”), and, therefore, Contractor reimburses Owner [***];

2.1.2    The remaining 182 KTN of general fill (641 KTN less 459 KTN) is addressed as follows. Contractor will further reimburse Owner [***] for the costs of transporting (re-handling) approximately 182 KTN of general fill;

2.2 With respect to Zone 2B, Parties agree:

2.2.1    Per Change Order CO-00021 (“Laydown Development Package”) Owner originally held the obligation to free-issue general fill to Zone 2B of sufficient quantity to raise Zone 2B from approximately EL 124+ through to EL 129+. However, and as mutually agreed, such general fill was transported from Zone 2 to Zone 2B by Contractor (588 KTN total). Therefore Owner reimburses Contractor [***] for the costs of having transported 588 KTN of general fill from Zone 2 to Zone 2B.

Therefore inclusive of contingency and fee, the full and final settlement for Item 2 of this Change Order is the payment to Owner of [***]. The detailed cost breakdown for this Change Order is detailed in Exhibit A of this Change Order.

3. NTE Allowance for Owner’s Ancillary Material Screening Costs

3.1    As part of Owner’s transportation activity (Item 2 of this Change Order), Owner may incur certain ancillary costs to rent and operate screening machinery to remove bauxite residue, geofabric and wick drain materials from general fill prior to transportation to CLH. Therefore, Parties agree that such ancillary costs are presently excluded but shall be addressed by a future (deductive) Change Order that shall not exceed [***];

3.2    Owner grants Contractor first refusal rights to utilize post-screened general fill material.

4.    Schedule C-1 Aggregate Labor and Skills Price Monthly Payment Schedule Milestone of Attachment C of the Agreement will be amended by including the milestone(s) listed in Exhibit 1 of this Change Order.

Adjustment to Contract Price

1. The original Contract Price was ………………………………………………………………….…..	$5,484,000,000
2. Net change by previously authorized Change Orders (# CO-00001 – CO-00074)…..……………….	$259,677,961
3. The Contract Price prior to this Change Order was ………………………………………………......	$5,743,677,961
4. The Aggregate Equipment Price will be (unchanged) by this Change Order in the amount of ............	$0
5. The Aggregate Labor and Skills Price will be (decreased) by this Change Order in the amount of....	[***]
6. The Aggregate Provisional Sum Equipment Price will be (unchanged) by this Change Order in the amount of …………………………………………………………………………………………....	$0
7. The Aggregate Provisional Sum Labor and Skills Price will be (unchanged) by this Change Order in the amount of ..…………………………………………………………………………................	$0
8. The new Contract Price including this Change Order will be …………………………………….....	$5,743,554,365

The following dates are modified (list all dates modified; insert N/A if no dates modified): N/A

Impact to other Changed Criteria (insert N/A if no changes or impact; attach additional documentation if necessary)

Adjustment to Payment Schedule: Yes; see Exhibit 1 of this Change Order.

Adjustment to Minimum Acceptance Criteria: N/A
Adjustment to Performance Guarantees: N/A
Adjustment to Basis of Design: N/A
Adjustment to Attachment CC (Equipment List): To be updated on a quarterly basis

Other adjustments to liability or obligation of Contractor or Owner under the Agreement: N/A

Select either A or B:
[A] This Change Order shall constitute a full and final settlement and accord and satisfaction of all effects of the change reflected in this Change Order upon the Changed Criteria and shall be deemed to compensate Contractor fully for such change. Initials: _/s/ SS_ Contractor /s/ DC Owner

[B] ~~This Change Order shall not constitute a full and final settlement and accord and satisfaction of all effects of the change reflected in this Change Order upon the Changed Criteria and shall not be deemed to compensate Contractor fully for such change. Initials: _______ Contractor _________ Owner~~

Upon execution of this Change Order by Owner and Contractor, the above-referenced change shall become a valid and binding part of the original Agreement without exception or qualification, unless noted in this Change Order. Except as modified by this and any previously issued Change Orders, all other terms and conditions of the Agreement shall remain in full force and effect. This Change Order is executed by each of the Parties’ duly authorized representatives.

CORPUS CHRISTI LIQUEFACTION, LLC

By: /s/ David Craft

Name: David Craft

Title: SVP E&C

BECHTEL ENERGY INC.

By: /s/ Steve Smith

Name: Steve Smith

Title: Sr. Project Manager and Senior Vice President

CHANGE ORDER

FERC PACKAGE #3 FIREWATER LAYOUT (310R18)

PROJECT NAME: Corpus Christi Liquefaction Stage 3 Project OWNER: Corpus Christi Liquefaction, LLC CONTRACTOR: Bechtel Energy, Inc.	CHANGE ORDER NUMBER: CO-00076 DATE OF AGREEMENT: 01-Mar-2022 DATE OF CHANGE ORDER: 06-Nov-2023
The Agreement between the Parties listed above is changed as follows:

1.In accordance with Section 6.1 of the Agreement (“Owner’s Right to Change Order”) and as requested by Owner’s teams, the scope is revised as follows:

1.1 Add one (1) new firewater line running north/south along the 310R18 transfer rack connecting into the existing CCL3 firewater network.

1.2 Five (5) firewater hydrants with monitors will be installed on this new firewater line, and will be designated as 30FWH-33016, 30FWH-33017, 30FWH-33018, 30FWH-33019 and 30FWH-33020.

2.For context, this Change Order responds to certain queries Owner received from FERC’s representatives.

3.Attachment 1 of this Change Order illustrates the location of the new firewater line.

4.The detailed cost breakdown for this Change Order is detailed in Exhibit A of this Change Order.

5.    Schedule C-1 Aggregate Labor and Skills Price Monthly Payment Schedule and C-3 Aggregate Equipment Price Payment Milestones of Attachment C of the Agreement will be amended by including the milestone(s) listed in Exhibit 1 of this Change Order.

Adjustment to Contract Price
1. The original Contract Price was ……………………..….................................................................	$5,484,000,000
2. Net change by previously authorized Change Orders (# CO-00001 - CO-00075)…......................	$259,554,365
3. The Contract Price prior to this Change Order was ……..................................................................	$5,743,554,365
4. The Aggregate Equipment Price will be (increased) by this Change Order in the amount of...........	[***]
5. The Aggregate Labor and Skills Price will be (increased) by this Change Order in the amount of...	[***]
6. The Aggregate Provisional Sum Equipment Price will be (unchanged) by this Change Order in the amount of......................................................................................................................................	$0
7. The Aggregate Provisional Sum Labor and Skills Price will be (unchanged) by this Change Order in the amount of.................................................................................................................................	$0
8. The new Contract Price including this Change Order will be .........................................................	$5,747,896,301

The following dates are modified (list all dates modified; insert N/A if no dates modified): N/A

Impact to other Changed Criteria (insert N/A if no changes or impact; attach additional documentation if necessary)

Adjustment to Payment Schedule: Yes; see Exhibit 1 of this Change Order.

Adjustment to Minimum Acceptance Criteria: N/A
Adjustment to Performance Guarantees: N/A
Adjustment to Basis of Design: N/A

Adjustment to Attachment CC (Equipment List): To be updated on a quarterly basis

Other adjustments to liability or obligation of Contractor or Owner under the Agreement: N/A

Select either A or B:
[A] This Change Order shall constitute a full and final settlement and accord and satisfaction of all effects of the change reflected in this Change Order upon the Changed Criteria and shall be deemed to compensate Contractor fully for such change. Initials: /s/ SS Contractor /s/ DC Owner

[B] ~~This Change Order shall not constitute a full and final settlement and accord and satisfaction of all effects of the change reflected in this Change Order upon the Changed Criteria and shall not be deemed to compensate Contractor fully for such change. Initials: _______ Contractor _________ Owner~~

Upon execution of this Change Order by Owner and Contractor, the above-referenced change shall become a valid and binding part of the original Agreement without exception or qualification, unless noted in this Change Order. Except as modified by this and any previously issued Change Orders, all other terms and conditions of the Agreement shall remain in full force and effect. This Change Order is executed by each of the Parties’ duly authorized representatives.

CORPUS CHRISTI LIQUEFACTION, LLC

By: /s/ David Craft

Name: David Craft

Title: SVP E&C

BECHTEL ENERGY INC.

By: /s/ Steve Smith

Name: Steve Smith

Title: Sr. Project Manager and Senior Vice President

CHANGE ORDER

SITE PLAN UPDATE PACKAGE #2 – RE-ROUTE HEAVY HAUL ROAD

PROJECT NAME: Corpus Christi Liquefaction Stage 3 Project OWNER: Corpus Christi Liquefaction, LLC CONTRACTOR: Bechtel Energy, Inc.	CHANGE ORDER NUMBER: CO-00077 DATE OF AGREEMENT: 01-Mar-2022 DATE OF CHANGE ORDER: 02-Nov-2023
The Agreement between the Parties listed above is changed as follows:

1.In accordance with Section 6.1 of the Agreement (“Owner’s Right to Change Order”) and as requested by Owner’s teams, Contractor will:

1.1    Re-route the Heavy Haul Road (HHR) in order to provide Owner with accommodations for Owner construction laydown associated with Owner’s underground natural gas feedstock pipeline project.

1.2    An illustration of the HHR conflict with the new pipeline routing is shown in Attachment 1 of this Change Order.

2.The detailed cost breakdown for this Change Order is detailed in Exhibit A of this Change Order.

3.Schedule C-1 Aggregate Labor and Skills Price Monthly Payment Schedule and C-3 Aggregate Equipment Price Payment Milestones of Attachment C of the Agreement will be amended by including the milestone(s) listed in Exhibit 1 of this Change Order.

Adjustment to Contract Price
1. The original Contract Price was ……………………..…...................................................................	$5,484,000,000
2. Net change by previously authorized Change Orders (# CO-00001 – CO-00076)….…………….....	$263,896,301
3. The Contract Price prior to this Change Order was ............................................................................	$5,747,896,301
4. The Aggregate Equipment Price will be (unchanged) by this Change Order in the amount of ..........	$0
5. The Aggregate Labor and Skills Price will be (increased) by this Change Order in the amount of...	[***]
6. The Aggregate Provisional Sum Equipment Price will be (unchanged) by this Change Order in the amount of …………………………………………………………………………………………....	$0
7. The Aggregate Provisional Sum Labor and Skills Price will be (unchanged) by this Change Order in the amount of ..…………………………………………………………………………................	$0
8. The new Contract Price including this Change Order will be …………………………………….....	$5,748,864,926

The following dates are modified (list all dates modified; insert N/A if no dates modified): N/A

Impact to other Changed Criteria (insert N/A if no changes or impact; attach additional documentation if necessary)

Adjustment to Payment Schedule: Yes; see Exhibit 1 of this Change Order.

Adjustment to Minimum Acceptance Criteria: N/A
Adjustment to Performance Guarantees: N/A
Adjustment to Basis of Design: N/A
Adjustment to Attachment CC (Equipment List): To be updated on a quarterly basis

Other adjustments to liability or obligation of Contractor or Owner under the Agreement: N/A

Select either A or B:
[A] This Change Order shall constitute a full and final settlement and accord and satisfaction of all effects of the change reflected in this Change Order upon the Changed Criteria and shall be deemed to compensate Contractor fully for such change. Initials: /s/ SS Contractor /s/ DC Owner

[B] ~~This Change Order shall not constitute a full and final settlement and accord and satisfaction of all effects of the change reflected in this Change Order upon the Changed Criteria and shall not be deemed to compensate Contractor fully for such change. Initials: _______ Contractor _________ Owner~~

Upon execution of this Change Order by Owner and Contractor, the above-referenced change shall become a valid and binding part of the original Agreement without exception or qualification, unless noted in this Change Order. Except as modified by this and any previously issued Change Orders, all other terms and conditions of the Agreement shall remain in full force and effect. This Change Order is executed by each of the Parties’ duly authorized representatives.

CORPUS CHRISTI LIQUEFACTION, LLC

By: /s/ David Craft

Name: David Craft

Title: SVP E&C

BECHTEL ENERGY INC.

By: /s/ Steve Smith

Name: Steve Smith

Title: Sr. Project Manager and Senior Vice President

CHANGE ORDER

FIREWATER LOOP INTERCONNECT WITH CCL STAGE 1 AND CCL STAGE 2

PROJECT NAME: Corpus Christi Liquefaction Stage 3 Project OWNER: Corpus Christi Liquefaction, LLC CONTRACTOR: Bechtel Energy Inc.	CHANGE ORDER NUMBER: CO-00078 DATE OF AGREEMENT: 01-Mar-2022 DATE OF CHANGE ORDER: 06-Dec-2023
The Agreement between the Parties listed above is changed as follows:

1.In accordance with Section 6.1 of the Agreement (“Owner’s Right to Change Order”) and as requested by Owner’s teams in order to provide Firewater loop interconnection between CCL Stages 1, 2 and 3, Contractor will;

1.1    Extend the CCL Stage 3 ten (10) inch Firewater (“FW”) line to cross the south Right of Way. The FW line will be raised above ground and routed through 310R18 PR1 and PR2. Post 310R18 PR1, the FW line will drop and run underground parallel to the South trench. The FW line will run through 307R10 as above ground. An illustration is provided in Attachment 1 of this Change Order; and

1.2    For context, a FW loop interconnection between CCL Stages 1, 2 and 3 is not currently within Stage 3’s Project Basis of Design.

2.The detailed cost breakdown for this Change Order is detailed in Exhibit A of this Change Order.

3.Schedule C-1 Aggregate Labor and Skills Price Monthly Payment Schedule and C-3 Aggregate Equipment Price Payment Milestones of Attachment C of the Agreement will be amended by including the milestone(s) listed in Exhibit 1 of this Change Order.

Adjustment to Contract Price
1. The original Contract Price was …………………………………………………………...................	$5,484,000,000
2. Net change by previously authorized Change Orders (# CO-00001 – CO-00077)……..……………	$264,864,926
3. The Contract Price prior to this Change Order was ……………………………………………….....	$5,748,864,926
4. The Aggregate Equipment Price will be (increased) by this Change Order in the amount of ............	[***]
5. The Aggregate Labor and Skills Price will be (increased) by this Change Order in the amount of...	[***]
6. The Aggregate Provisional Sum Equipment Price will be (unchanged) by this Change Order in the amount of …………………………………………………………………………………………....	$0
7. The Aggregate Provisional Sum Labor and Skills Price will be (unchanged) by this Change Order in the amount of ..…………………………………………………………………………................	$0
8. The new Contract Price including this Change Order will be …………………………………….....	$5,752,171,592

The following dates are modified (list all dates modified; insert N/A if no dates modified): N/A

Impact to other Changed Criteria (insert N/A if no changes or impact; attach additional documentation if necessary)

Adjustment to Payment Schedule: Yes; see Exhibit 1 of this Change Order.

Adjustment to Minimum Acceptance Criteria: N/A

Adjustment to Performance Guarantees: N/A
Adjustment to Basis of Design: N/A

Adjustment to Attachment CC (Equipment List): To be updated on a quarterly basis

Other adjustments to liability or obligation of Contractor or Owner under the Agreement: N/A

Select either A or B:
[A] This Change Order shall constitute a full and final settlement and accord and satisfaction of all effects of the change reflected in this Change Order upon the Changed Criteria and shall be deemed to compensate Contractor fully for such change. Initials: /s/ SS Contractor /s/ DC Owner

[B] ~~This Change Order shall not constitute a full and final settlement and accord and satisfaction of all effects of the change reflected in this Change Order upon the Changed Criteria and shall not be deemed to compensate Contractor fully for such change. Initials: _______ Contractor _________ Owner~~

Upon execution of this Change Order by Owner and Contractor, the above-referenced change shall become a valid and binding part of the original Agreement without exception or qualification, unless noted in this Change Order. Except as modified by this and any previously issued Change Orders, all other terms and conditions of the Agreement shall remain in full force and effect. This Change Order is executed by each of the Parties’ duly authorized representatives.

CORPUS CHRISTI LIQUEFACTION, LLC

By: /s/ David Craft

Name: David Craft

Title: SVP E&C

BECHTEL ENERGY INC.

By: /s/ Steve Smith

Name: Steve Smith

Title: Sr. Project Manager and Senior Vice President

CHANGE ORDER

REFRIGERANT LOADING MANIFOLD DESIGN CHANGES

PROJECT NAME: Corpus Christi Liquefaction Stage 3 Project OWNER: Corpus Christi Liquefaction, LLC CONTRACTOR: Bechtel Energy Inc.	CHANGE ORDER NUMBER: CO-00079 DATE OF AGREEMENT: 01-Mar-2022 DATE OF CHANGE ORDER: 06-Dec-2023

The Agreement between the Parties listed above is changed as follows:

1.In accordance with Section 6.1 of the Agreement (“Owner’s Right to Change Order”) and as requested by Owner’s teams, Contractor will;

1.1    Shorten the length of the Refrigerant Loading Manifold hoses to increase ease of hose-handling; and

1.2    Add hard pipe connections between the Ethylene Iso container and the Ethylene vaporizer to mitigate the risk of potential spills.

2.    The detailed cost breakdown for this Change Order is detailed in Exhibit A of this Change Order.

3.    Schedule C-1 Aggregate Labor and Skills Price Monthly Payment Schedule and C-3 Aggregate Equipment Price Payment Milestones of Attachment C of the Agreement will be amended by including the milestone(s) listed in Exhibit 1 of this Change Order.

Adjustment to Contract Price
1. The original Contract Price was …………………………………………………………...............	$5,484,000,000
2. Net change by previously authorized Change Orders (# CO-00001 – CO-00078).…….……….....	$268,171,592
3. The Contract Price prior to this Change Order was ………………………………………..............	$5,752,171,592
4. The Aggregate Equipment Price will be (increased) by this Change Order in the amount of............	[***]
5. The Aggregate Labor and Skills Price will be (increased) by this Change Order in the amount of .	[***]
6. The Aggregate Provisional Sum Equipment Price will be (unchanged) by this Change Order in the amount of ……………………………………………………………………………………….......	$0
7. The Aggregate Provisional Sum Labor and Skills Price will be (unchanged) by this Change Order in the amount of ..…………………………………………………………………………...............	$0
8. The new Contract Price including this Change Order will be ……………………………………...	$5,753,397,429

The following dates are modified (list all dates modified; insert N/A if no dates modified): N/A

Impact to other Changed Criteria (insert N/A if no changes or impact; attach additional documentation if necessary)

Adjustment to Payment Schedule: Yes; see Exhibit 1 of this Change Order.

Adjustment to Minimum Acceptance Criteria: N/A
Adjustment to Performance Guarantees: N/A
Adjustment to Basis of Design: N/A
Adjustment to Attachment CC (Equipment List): To be updated on a quarterly basis

Other adjustments to liability or obligation of Contractor or Owner under the Agreement: N/A

Select either A or B:
[A] This Change Order shall constitute a full and final settlement and accord and satisfaction of all effects of the change reflected in this Change Order upon the Changed Criteria and shall be deemed to compensate Contractor fully for such change. Initials: /s/ SS Contractor /s/ DC Owner

[B] ~~This Change Order shall not constitute a full and final settlement and accord and satisfaction of all effects of the change reflected in this Change Order upon the Changed Criteria and shall not be deemed to compensate Contractor fully for such change. Initials: _______ Contractor _________ Owner~~

Upon execution of this Change Order by Owner and Contractor, the above-referenced change shall become a valid and binding part of the original Agreement without exception or qualification, unless noted in this Change Order. Except as modified by this and any previously issued Change Orders, all other terms and conditions of the Agreement shall remain in full force and effect. This Change Order is executed by each of the Parties’ duly authorized representatives.

CORPUS CHRISTI LIQUEFACTION, LLC

By: /s/ David Craft

Name: David Craft

Title: SVP E&C

BECHTEL ENERGY INC.

By: /s/ Steve Smith

Name: Steve Smith

Title: Sr. Project Manager and Senior Vice President

CHANGE ORDER

CCL TANK(S) “A” AND “C” TIE-IN LONG LEAD ITEM PURCHASES PACKAGE #2

PROJECT NAME: Corpus Christi Liquefaction Stage 3 Project OWNER: Corpus Christi Liquefaction, LLC CONTRACTOR: Bechtel Energy Inc	CHANGE ORDER NUMBER: CO-00080 DATE OF AGREEMENT: 01-Mar-2022 DATE OF CHANGE ORDER: 26-Jan-2024

The Agreement between the Parties listed above is changed as follows:
1.In accordance with Section 6.1 of the Agreement (“Owner’s Right to Change Order”) and as requested by Owner’s teams to supplement earlier long lead item purchases authorized under Change Order CO-00054 (“Tank “A” and “C” Tie-In Study and Long-Lead Item Purchases”), this Change Order authorizes Contractor to procure and deliver:

i.One (1) actuator associated with hand control valve (30HV-24067) – Delivery estimated at 33 weeks from execution of this Change Order;

ii.One (1) actuator associated with flow control valve (30FV-24064) - Delivery estimated at 33 weeks from execution of this Change Order; and

iii.Two (2) flow meters (30FE-24065 and 30FE-24064) - Delivery estimated at 17 weeks from execution of this Change Order.

2.For the avoidance of doubt, Parties agree that the definition of Stage 3 Facility includes Equipment procured to perform CCL Liquefaction Facility Tie-in Work. Capitalized terms used in Clause 3.2 of this Change Order have meaning ascribed to them in the Stage 3 EPC Agreement;

3.Should Owner terminate such long lead item purchases, Owner’s liability to Contractor is as per the amounts stated in Exhibit 2 of this Change Order. For the avoidance of doubt, Article 16.2 of the Agreement (“Termination for Convenience by Owner”) will govern the termination for convenience of any other portion of this Change Order;

4.Schedule C-1 Aggregate Labor and Skills Price Monthly Payment Schedule and C-3 Aggregate Equipment Price Payment Milestones of Attachment C of the Agreement will be amended by including the milestone(s) listed in Exhibit 1 of this Change Order.

Adjustment to Contract Price
1. The original Contract Price was …………………………………………………………...............	$5,484,000,000
2. Net change by previously authorized Change Orders (# CO-00001 – CO-00079)……..….............	$269,397,429
3. The Contract Price prior to this Change Order was ………………………………………..............	$5,753,397,429
4. The Aggregate Equipment Price will be (increased) by this Change Order in the amount of...........	[***]
5. The Aggregate Labor and Skills Price will be (increased) by this Change Order in the amount of...	[***]
6. The Aggregate Provisional Sum Equipment Price will be (unchanged) by this Change Order in the amount of ………………………………………………………………………………………....	$0
7. The Aggregate Provisional Sum Labor and Skills Price will be (unchanged) by this Change Order in the amount of ..…………………………………………………………………………...............	$0
8. The new Contract Price including this Change Order will be ……………………………………...	$5,753,942,793

The following dates are modified (list all dates modified; insert N/A if no dates modified): N/A

Impact to other Changed Criteria (insert N/A if no changes or impact; attach additional documentation if necessary)

Adjustment to Payment Schedule: Yes; see Exhibit 1 of this Change Order.

Adjustment to Minimum Acceptance Criteria: N/A
Adjustment to Performance Guarantees: N/A
Adjustment to Basis of Design: Yes
Adjustment to Attachment CC (Equipment List): To be updated on a quarterly basis

Other adjustments to liability or obligation of Contractor or Owner under the Agreement: N/A

Select either A or B:
[A] This Change Order shall constitute a full and final settlement and accord and satisfaction of all effects of the change reflected in this Change Order upon the Changed Criteria and shall be deemed to compensate Contractor fully for such change. Initials: /s/ SS Contractor /s/ DC Owner

[B] ~~This Change Order shall not constitute a full and final settlement and accord and satisfaction of all effects of the change reflected in this Change Order upon the Changed Criteria and shall not be deemed to compensate Contractor fully for such change. Initials: _______ Contractor _________ Owner~~

Upon execution of this Change Order by Owner and Contractor, the above-referenced change shall become a valid and binding part of the original Agreement without exception or qualification, unless noted in this Change Order. Except as modified by this and any previously issued Change Orders, all other terms and conditions of the Agreement shall remain in full force and effect. This Change Order is executed by each of the Parties’ duly authorized representatives.

CORPUS CHRISTI LIQUEFACTION, LLC

By: /s/ David Craft

Name: David Craft

Title: SVP E&C

BECHTEL ENERGY INC.

By: /s/ Steve Smith

Name: Steve Smith

Title: Sr. Project Manager and Senior Vice President

CHANGE ORDER

CCL TANK(S) “A” AND “C” TIE-IN BRIDGING ENGINEERING (THROUGH 29-MAR-2024)

PROJECT NAME: Corpus Christi Liquefaction Stage 3 Project OWNER: Corpus Christi Liquefaction, LLC CONTRACTOR: Bechtel Energy Inc.	CHANGE ORDER NUMBER: CO-00081 DATE OF AGREEMENT: 01-Mar-2022 DATE OF CHANGE ORDER: 08-Feb-2024

The Agreement between the Parties listed above is changed as follows:

1.In accordance with Section 6.1 of the Agreement (“Owner’s Right to Change Order”), Owner requests Contractor commence bridging necessary for new scope items relating to CCL Tank(s) “A” and “C” as set forth below ahead of Contractor’s submission of the engineering, procurement and construction Contract Price and Level 2 Schedule (which Contractor is currently scheduled to provide to Owner on 22-Feb-2024). This Change Order approves the following additional scope:

2.CCL Tank(s) “A” and “C” Tie-In Bridging Engineering through 29-Mar-2024

For clarity, this Change Order only authorizes a limited period of Bridging Engineering (through 29-Mar-2024) for new scope items relating to CCL Tank(s) “A” and “C” and therefore Contractor’s scope is limited as follows:

1)    Contractor shall commence (but not complete): Engineering deliverables for the CCL Tank(s) “A” and “C” Tie In scope in accordance with Attachment B of the Agreement (“Contractor Deliverables”)

2)    Contractor shall complete and submit: Documents required to respond the FERC condition(s) 27C, 36, 42, 44, 46, 61, 82. These relate to the new CCL Tank(s) “A” and “C” scope items and include Instrument index, HAZOP and HAZOP reports, updated valve lists, updated PFDs, plot plans, P&IDs, MOC change log, CSO /CSC valve lists and written responses when required. Additional model reviews, site walkdowns, tie-in packages, and support for the Cheniere MOC process (through 29-Mar-2024); and

3)    Additionally: The bridging engineering authorized by this Change Order will be sufficiently progressed to be able to place, only if authorized, all material orders by 23-Feb-2024.

3.    The detailed cost breakdown for this item is provided in Exhibit A of this Change Order.

4.    Schedule C-1 Aggregate Labor and Skills Price Monthly Payment Schedule Milestones of Attachment C of the Agreement will be revised by including the milestone(s) listed in Exhibit 1 of this Change Order.

5.    For the avoidance of doubt, the Parties agree that the definition of Stage 3 Facility includes Equipment procured to perform CCL Liquefaction Facility Tie-in Work

Adjustment to Contract Price
1. The original Contract Price was …………………………………………………………...............	$5,484,000,000
2. Net change by previously authorized Change Orders (# CO-00001 – CO-00080)….….………….	$269,942,793
3. The Contract Price prior to this Change Order was ………………………………………..............	$5,753,942,793
4. The Aggregate Equipment Price will be (unchanged) by this Change Order in the amount of	$0
5. The Aggregate Labor and Skills Price will be (increased) by this Change Order in the amount of	[***]
6. The Aggregate Provisional Sum Equipment Price will be (unchanged) by this Change Order in the amount of ……………………………………………………………………………………...	$0

7. The Aggregate Provisional Sum Labor and Skills Price will be (unchanged) by this Change Order in the amount of ..…………………………………………………………………………...............	$0
8. The new Contract Price including this Change Order will be ……………………………………...	$5,756,134,873

The following dates are modified (list all dates modified; insert N/A if no dates modified): N/A

Impact to other Changed Criteria (insert N/A if no changes or impact; attach additional documentation if necessary)

Adjustment to Payment Schedule: Yes; see Exhibit 1 of this Change Order.

Adjustment to Minimum Acceptance Criteria: N/A
Adjustment to Performance Guarantees: N/A
Adjustment to Basis of Design: N/A
Adjustment to Attachment CC (Equipment List): To be updated on a quarterly basis

Other adjustments to liability or obligation of Contractor or Owner under the Agreement: N/A

Select either A or B:
[A] This Change Order shall constitute a full and final settlement and accord and satisfaction of all effects of the change reflected in this Change Order upon the Changed Criteria and shall be deemed to compensate Contractor fully for such change. Initials: /s/ SS Contractor /s/ DC Owner

[B] ~~This Change Order shall not constitute a full and final settlement and accord and satisfaction of all effects of the change reflected in this Change Order upon the Changed Criteria and shall not be deemed to compensate Contractor fully for such change. Initials: _______ Contractor _________ Owner~~

Upon execution of this Change Order by Owner and Contractor, the above-referenced change shall become a valid and binding part of the original Agreement without exception or qualification, unless noted in this Change Order. Except as modified by this and any previously issued Change Orders, all other terms and conditions of the Agreement shall remain in full force and effect. This Change Order is executed by each of the Parties’ duly authorized representatives.

CORPUS CHRISTI LIQUEFACTION, LLC

By: /s/ David Craft

Name: David Craft

Title: SVP E&C

BECHTEL ENERGY INC.

By: /s/ Steve Smith

Name: Steve Smith

Title: Sr. Project Manager and Senior Vice President

CHANGE ORDER

ISA 84 OWNER REQUESTED CHANGES

PROJECT NAME: Corpus Christi Liquefaction Stage 3 Project OWNER: Corpus Christi Liquefaction, LLC CONTRACTOR: Bechtel Energy Inc.	CHANGE ORDER NUMBER: CO-00082 DATE OF AGREEMENT: 01-Mar-2022 DATE OF CHANGE ORDER: 24-Jan-2024
The Agreement between the Parties listed above is changed as follows:

1.In accordance with Section 6.1 of the Agreement (“Owner’s Right to Change Order”) and as requested by Owner’s teams per the updated ISA 84 Siting Analysis performed by Owner's Blue Engineering consultant in late 2023, Contractor’s scope is revised as follows:

2.The following instrumentation is revised in order to mitigate offsite impacts from possible gas clouds:

2.1    ISBL Detectors

2.1.1     Add thirteen (13) additional flame detectors in each ISBL Train around specific equipment services (there are currently eight (8)), for a revised total of twenty-one (21) flame detectors in each ISBL Train;

2.1.2     Add one (1) additional open path gas detector in the ISBL Liquefaction area under the air cooler (there are currently three (3)), for a revised total of four (4) open path gas detectors in the ISBL Liquefaction area;

2.2    Isolation XV (On/Off Valve)

2.2.1     Add one (1) added XV valve in the OSBL section of the rundown line to segment hydrocarbon volumes;

2.3    LNG Rundown Fiber Sensor and FE (Flowmeter)

2.3.1    Fiber sensor along the LNG rundown line for leak detection – Distributed Acoustic Sensing (DAS) and Distributed Thermal Sensing (DTS) combined system with single cable; and

2.3.2    Add one (1) additional flow meter to assist in measuring flow differences between the Train(s) and the Tank(s);

3.    For context, the current basis is as per Attachment V (“Owner Furnished Items) of the Agreement, that is, the Owner-provided Gexcon Facility Siting Hazard Analysis for Corpus Christi Liquefaction Stage 3 19-P519008-R1 Rev 02 dated 26-Apr-2019 which does not contemplate offsite or cascading impacts.

4.    The detailed cost breakdown for each item is detailed in Exhibit A of this Change Order, together with a summary table.

5.    Schedule C-1 Aggregate Labor and Skills Price Monthly Payment Schedule and C-3 Aggregate Equipment Price Payment Milestones of Attachment C of the Agreement will be revised by including the milestone(s) listed in Exhibit 1 of this Change Order.

Adjustment to Contract Price
1. The original Contract Price was …………………………………………………………...............	$5,484,000,000
2. Net change by previously authorized Change Orders (# CO-00001 – CO-00081)……….………..	$272,134,873
3. The Contract Price prior to this Change Order was ………………………………………..............	$5,756,134,873
4. The Aggregate Equipment Price will be (increased) by this Change Order in the amount of ..........	[***]

5. The Aggregate Labor and Skills Price will be (increased) by this Change Order in the amount of .	[***]
6. The Aggregate Provisional Sum Equipment Price will be (unchanged) by this Change Order in the amount of ……………………………………………………………………………………..........	$0
7. The Aggregate Provisional Sum Labor and Skills Price will be (unchanged) by this Change Order in the amount of ..…………………………………………………………………………..............	$0
8. The new Contract Price including this Change Order will be ……………………………………...	$5,768,318,280

The following dates are modified (list all dates modified; insert N/A if no dates modified): N/A

Adjustment to Guaranteed Dates: N/A

Impact to other Changed Criteria (insert N/A if no changes or impact; attach additional documentation if necessary)

Adjustment to Payment Schedule: Yes; see Exhibit 1 of this Change Order.

Adjustment to Minimum Acceptance Criteria: N/A

Adjustment to Performance Guarantees: N/A

Adjustment to Basis of Design: Yes

Adjustment to Attachment CC (Equipment List): To be updated on a quarterly basis

Other adjustments to liability or obligation of Contractor or Owner under the Agreement: N/A

Select either A or B:
[A] This Change Order shall constitute a full and final settlement and accord and satisfaction of all effects of the change reflected in this Change Order upon the Changed Criteria and shall be deemed to compensate Contractor fully for such change. Initials: /s/ SS Contractor /s/ DC Owner

[B] ~~This Change Order shall not constitute a full and final settlement and accord and satisfaction of all effects of the change reflected in this Change Order upon the Changed Criteria and shall not be deemed to compensate Contractor fully for such change. Initials: _______ Contractor _________ Owner~~

Upon execution of this Change Order by Owner and Contractor, the above-referenced change shall become a valid and binding part of the original Agreement without exception or qualification, unless noted in this Change Order. Except as modified by this and any previously issued Change Orders, all other terms and conditions of the Agreement shall remain in full force and effect. This Change Order is executed by each of the Parties’ duly authorized representatives.

CORPUS CHRISTI LIQUEFACTION, LLC

By: /s/ David Craft

Name: David Craft

Title: SVP E&C

BECHTEL ENERGY INC.

By: /s/ Steve Smith

Name: Steve Smith

Title: Sr. Project Manager and Senior Vice President

CHANGE ORDER

HAZOP PACKAGE #5 (“PHASE THREE ITEMS”)

PROJECT NAME: Corpus Christi Liquefaction Stage 3 Project OWNER: Corpus Christi Liquefaction, LLC CONTRACTOR: Bechtel Energy Inc.	CHANGE ORDER NUMBER: CO-00083 DATE OF AGREEMENT: 01-Mar-2022 DATE OF CHANGE ORDER: 19-Oct-2023

The Agreement between the Parties listed above is changed as follows:

1.In accordance with Section 6.1 of the Agreement (“Owner’s Right to Change Order”) and as requested by Owner’s teams, Contractor’s scope is amended to implement the following HAZOP resolution(s):

Item	HAZOP Reference	HAZOP Scenario see note 1	HAZOP Resolution
1	26290-100-U4R-DK-22087/22038	Flow control valve 31FV-18036 on Reflux to Condensate Stabilizer 31V-1810 malfunctions open; potential increase flow of reflux to 31V-1810.	Contractor will add one (1) PSV (“Pressure Safety Valve”) and one (1) XV (On-Off Valve) on the Condensate line.
2	26290-100-U4R-DK-30089	During loss of power event and nitrogen backup on pad system to Potable Water Hydropneumatic Tank 30V-3601 in operation; potential to gradually lose level in 30V-3601.	Addition of one (1) XV on Nitrogen Line.
3	26290-100-U4R-DK-30061	Low temperature present in Dry Flare Header after hot gas has been blowdown; potential to condense liquid in the hot gas retained in the Dry Flare header resulting in low pressure and potential damage to Dry Flare Knock Out Drum 30V-1902.	Contractor will add one (1) additional purge gas connection with an On Off valve and a FO (Flow Orifice) to dry flare that activates on new temperature interlocks located on each Dry Gas Flare Knock Out Drum: 30V-1902, 30V-1922 and 30V-1932.
4	26290-100-U4R-DK-22024	31PV-18031B (“Pressure Regulator Valve”) on overhead vapor from 31V-1811 (“Stabilizer Reflux Drum”) to fuel gas system malfunctions closed.	Add one (1) new interlock and two (2) new XVs will be added, 31I-22-03, Low Low Pressure 31PT-22009 closes new Hot Oil Furnace Fuel Gas Isolation Valves 31XV-22015, 31XV-22016 (1oo2 closure).

Additional IPLs (“Independent Layer of Protection”) provided per HAZOP Action Item recommendations.
5	26290-100-U4R-DK-23020	Potential reverse flow of propane vapor into nitrogen system when nitrogen is hooked up to propane truck; potential contamination of nitrogen system with flammable gas.	Addition of one (1) dissimilar check valve on the Nitrogen line in refrigerant unloading area.
6	26290-100-U4R-DK-30031	Fail closed of Pressure Regulator Valve 31PV-34068 on hot oil supply header when required to be open.	Hot oil flow deviation shutdown function added.

7	26290-100-U4R-DK-02335	No hard pipe connection provided to Hot Oil Heater Furnace 31H-3401.	Hard pipe nitrogen purge connection added to pilot and main fuel gas line to hot oil furnaces and also added pressure regulating valve PCV-34089 along with multiple ball valves and check valve on nitrogen purge to pilot and main burner to prevent seal gas back flow into Nitrogen header. Nitrogen purge pressure will be controlled by PCV-34089 set@25 psig which will be used for leak test before startup of heater.
8	26290-100-U4R-DK-21168	On-Off Valve 31XV-16411 fails open during normal operation.	Provide a second check valve of dissimilar type to 31VV-161105 installed in 31C-1611 Mixed Refrigerant Compressor.
9	N/A	Advance Simulation hours are based off typical deliverables and studies	Advance Simulation Hours for additional Thermal Transient Analysis due to HAZOP, which is not a typical deliverable, and is requested by Owner.
Note 1 The table only describes each HAZOP scenario at a summary level.

2.    The detailed cost breakdown for each item is detailed in Exhibit A of this Change Order, together with a summary table.

3.    Schedule C-1 Aggregate Labor and Skills Price Monthly Payment Schedule and C-3 Aggregate Equipment Price Payment Milestones of Attachment C of the Agreement will be amended by including the milestone(s) listed in Exhibit 1 of this Change Order.

Adjustment to Contract Price
1. The original Contract Price was …………………………………………………………...............	$5,484,000,000
2. Net change by previously authorized Change Orders (# CO-00001 – CO-00082)….……………..	$284,318,280
3. The Contract Price prior to this Change Order was ………………………………………………..	$5,768,318,280
4. The Aggregate Equipment Price will be (increased) by this Change Order in the amount of .........	[***]
5. The Aggregate Labor and Skills Price will be (increased) by this Change Order in the amount of...	[***]
6. The Aggregate Provisional Sum Equipment Price will be (unchanged) by this Change Order in the amount of .....................................................................................................................................	$0
7. The Aggregate Provisional Sum Labor and Skills Price will be (unchanged) by this Change Order in the amount of ................................................................................................................................	$0
8. The new Contract Price including this Change Order will be ……………………………………..	$5,779,349,893

The following dates are modified (list all dates modified; insert N/A if no dates modified): N/A

Impact to other Changed Criteria (insert N/A if no changes or impact; attach additional documentation if necessary)

Adjustment to Payment Schedule: Yes; see Exhibit 1 of this Change Order.

Adjustment to Minimum Acceptance Criteria: N/A

Adjustment to Performance Guarantees: N/A

Adjustment to Basis of Design: N/A

Adjustment to Attachment CC (Equipment List): To be updated on a quarterly basis

Other adjustments to liability or obligation of Contractor or Owner under the Agreement: N/A

Select either A or B:
[A] This Change Order shall constitute a full and final settlement and accord and satisfaction of all effects of the change reflected in this Change Order upon the Changed Criteria and shall be deemed to compensate Contractor fully for such change. Initials: /s/ SS Contractor /s/ DC Owner

[B] ~~This Change Order shall not constitute a full and final settlement and accord and satisfaction of all effects of the change reflected in this Change Order upon the Changed Criteria and shall not be deemed to compensate Contractor fully for such change. Initials: _______ Contractor _________ Owner~~

Upon execution of this Change Order by Owner and Contractor, the above-referenced change shall become a valid and binding part of the original Agreement without exception or qualification, unless noted in this Change Order. Except as modified by this and any previously issued Change Orders, all other terms and conditions of the Agreement shall remain in full force and effect. This Change Order is executed by each of the Parties’ duly authorized representatives.

CORPUS CHRISTI LIQUEFACTION, LLC

By: /s/ David Craft

Name: David Craft

Title: SVP E&C

BECHTEL ENERGY INC.

By: /s/ Steve Smith

Name: Steve Smith

Title: Sr. Project Manager and Senior Vice President

CHANGE ORDER

CCL TANKS “A” AND “C” LONG-LEAD ITEM PURCHASES PACKAGE #3

PROJECT NAME: Corpus Christi Liquefaction Stage 3 Project OWNER: Corpus Christi Liquefaction, LLC CONTRACTOR: Bechtel Energy Inc.	CHANGE ORDER NUMBER: CO-00084 DATE OF AGREEMENT: 01-Mar-2022 DATE OF CHANGE ORDER: 04-Mar-2024
The Agreement between the Parties listed above is changed as follows:

1.In accordance with Section 6.1 of the Agreement (“Owner’s Right to Change Order”), Owner requests Contractor commence additional long-lead item pre-buys necessary for new scope items relating to CCL Tank(s) “A” and “C” as set forth below ahead of Contractor’s submission of the engineering, procurement and construction Contract Price and Level 2 Schedule (which Contractor is currently scheduled to provide to Owner on 22-Feb-2024).

2.Contractor confirms that with the approval of this Change Order (which supplements earlier Change Order(s) CO-00054 and CO-00080), all procurement (excluding insulation materials, which is not long-lead) for Tanks “A” and “C” is completed.

3.This Change Order therefore approves the following additional scope:

4.    Long Lead Item Purchases - CCL Tank(s) “A” and “C” Tie-Ins Package #3

1)    Contractor will procure and deliver (only) certain long lead items, as described in Exhibit A of this Change Order. For the avoidance of doubt, the Parties agree that the definition of Stage 3 Facility includes Equipment procured to perform CCL Liquefaction Facility Tie-in Work. Capitalized terms used in Clause 3.1 of this Change Order have meaning ascribed to them in the Stage 3 EPC Agreement.

2)    Should Owner terminate such long lead item purchases, Owner’s liability to Contractor is as per the amounts stated in Exhibit 2 of this Change Order. For the avoidance of doubt, Article 16.2 of the Agreement (“Termination for Convenience by Owner”) will govern the termination for convenience of any other portion of this Change Order.

5.    Schedule C-3 Aggregate Equipment Price Payment Milestones of Attachment C of the Agreement will be amended by including the milestone(s) listed in Exhibit 1 of this Change Order.

Adjustment to Contract Price
1. The original Contract Price was ………………………............……………………………………	$5,484,000,000
2. Net change by previously authorized Change Orders (# CO-00001 – CO-00083)…………….…..	$295,349,893
3. The Contract Price prior to this Change Order was ………………………………………..............	$5,779,349,893
4. The Aggregate Equipment Price will be (increased) by this Change Order in the amount of ...........	[***]
5. The Aggregate Labor and Skills Price will be (increased) by this Change Order in the amount of...	[***]
6. The Aggregate Provisional Sum Equipment Price will be (unchanged) by this Change Order in the amount of …………………………………………………………………………………………...	$0
7. The Aggregate Provisional Sum Labor and Skills Price will be (unchanged) by this Change Order in the amount of ..…………………………………………………………………………...............	$0
8. The new Contract Price including this Change Order will be ……………………………………...	$5,789,188,161

The following dates are modified (list all dates modified; insert N/A if no dates modified): N/A

Impact to other Changed Criteria (insert N/A if no changes or impact; attach additional documentation if necessary)

Adjustment to Payment Schedule: Yes; see Exhibit 1 of this Change Order.

Adjustment to Minimum Acceptance Criteria: N/A

Adjustment to Performance Guarantees: N/A

Adjustment to Basis of Design: N/A

Adjustment to Attachment CC (Equipment List): To be updated on a quarterly basis

Other adjustments to liability or obligation of Contractor or Owner under the Agreement: N/A

Select either A or B:
[A] This Change Order shall constitute a full and final settlement and accord and satisfaction of all effects of the change reflected in this Change Order upon the Changed Criteria and shall be deemed to compensate Contractor fully for such change. Initials: /s/ NT Contractor /s/ DC Owner

[B] ~~This Change Order shall not constitute a full and final settlement and accord and satisfaction of all effects of the change reflected in this Change Order upon the Changed Criteria and shall not be deemed to compensate Contractor fully for such change. Initials: _______ Contractor _________ Owner~~

Upon execution of this Change Order by Owner and Contractor, the above-referenced change shall become a valid and binding part of the original Agreement without exception or qualification, unless noted in this Change Order. Except as modified by this and any previously issued Change Orders, all other terms and conditions of the Agreement shall remain in full force and effect. This Change Order is executed by each of the Parties’ duly authorized representatives.

CORPUS CHRISTI LIQUEFACTION, LLC

By: /s/ David Craft

Name: David Craft

Title: SVP E&C

BECHTEL ENERGY INC.

By: /s/ Nirav Thakkar

Name: Nirav Thakkar for Steve Smith

Title: CCL3 Project Manager

CHANGE ORDER

SITE PLAN UPDATE PACKAGE #3 – FENCING

PROJECT NAME: Corpus Christi Liquefaction Stage 3 Project OWNER: Corpus Christi Liquefaction, LLC CONTRACTOR: Bechtel Energy Inc	CHANGE ORDER NUMBER: CO-00085 DATE OF AGREEMENT: 01-Mar-2022 DATE OF CHANGE ORDER: 17-Jan-2024
The Agreement between the Parties listed above is changed as follows:

1.In accordance with Section 6.1 of the Agreement (“Owner’s Right to Change Order”) and as requested by Owner’s teams to support Owner’s revised fencing requirements:

1.1Contractor shall revise the current fencing scope, including but are not limited to, increasing the overall fencing perimeter, adding security cameras and poles, revisions to gates (including adding one (1) automated gate) and increasing street and fencing lighting.

1.2An illustrative scope sketch of the revised fencing requirements is provided in Attachment 1 of this Change Order. For context, the original fencing requirement is illustrated per Attachment 2 of this Change Order.

2.The detailed cost breakdown for this Change Order is detailed in Exhibit A of this Change Order.

3.Schedule C-1 Aggregate Labor and Skills Price Monthly Payment Schedule and C-3 Aggregate Equipment Price Payment Milestones of Attachment C of the Agreement will be revised by including the milestone listed in Exhibit 1 of this Change Order.

Adjustment to Contract Price
1. The original Contract Price was …………………………………………………........……………	$5,484,000,000
2. Net change by previously authorized Change Orders (# CO-00001 – CO-00084)…..…………….	$305,188,161
3. The Contract Price prior to this Change Order was …………………………..............……………	$5,789,188,161
4. The Aggregate Equipment Price will be (increased) by this Change Order in the amount of ..........	[***]
5. The Aggregate Labor and Skills Price will be (increased) by this Change Order in the amount of .	[***]
6. The Aggregate Provisional Sum Equipment Price will be (unchanged) by this Change Order in the amount of …………………………………………………………………………………………...	$0
7. The Aggregate Provisional Sum Labor and Skills Price will be (unchanged) by this Change Order in the amount of ..…………………………………………………………………………...............	$0
8. The new Contract Price including this Change Order will be ……………………………………...	$5,799,077,603

The following dates are modified (list all dates modified; insert N/A if no dates modified): N/A

Impact to other Changed Criteria (insert N/A if no changes or impact; attach additional documentation if necessary)

Adjustment to Payment Schedule: Yes; see Exhibit 1 of this Change Order.

Adjustment to Minimum Acceptance Criteria: N/A

Adjustment to Performance Guarantees: N/A

Adjustment to Basis of Design: N/A

Adjustment to Attachment CC (Equipment List): To be updated on a quarterly basis

Other adjustments to liability or obligation of Contractor or Owner under the Agreement: N/A

Select either A or B:
[A] This Change Order shall constitute a full and final settlement and accord and satisfaction of all effects of the change reflected in this Change Order upon the Changed Criteria and shall be deemed to compensate Contractor fully for such change. Initials: /s/ NT Contractor /s/ DC Owner

[B] ~~This Change Order shall not constitute a full and final settlement and accord and satisfaction of all effects of the change reflected in this Change Order upon the Changed Criteria and shall not be deemed to compensate Contractor fully for such change. Initials: _______ Contractor _________ Owner~~

Upon execution of this Change Order by Owner and Contractor, the above-referenced change shall become a valid and binding part of the original Agreement without exception or qualification, unless noted in this Change Order. Except as modified by this and any previously issued Change Orders, all other terms and conditions of the Agreement shall remain in full force and effect. This Change Order is executed by each of the Parties’ duly authorized representatives.

CORPUS CHRISTI LIQUEFACTION, LLC

By: /s/ David Craft

Name: David Craft

Title: SVP E&C

BECHTEL ENERGY INC.

By: /s/ Nirav Thakkar

Name: Nirav Thakkar for Steve Smith

Title: CCL3 Project Manager